UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 30, 2011

Pre-Paid Legal Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Oklahoma	001-09293	73-1016728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pre-Paid Way
Ada, Oklahoma	74820
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(580) 436-1234

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 30, 2011, Pre-Paid Legal Services, Inc., an Oklahoma corporation (“Pre-Paid” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MidOcean PPL Holdings Corp., a Delaware corporation (“Parent”), and PPL Acquisition Corp., an Oklahoma corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are beneficially owned by MidOcean Partners III, L.P., and affiliated investment funds (collectively, the “Sponsor”). The Merger Agreement was unanimously approved by the Company’s Board of Directors (the “Board”), acting upon the unanimous recommendation of the special committee of the Board (the “Special Committee”) formed in September 2010 for the purpose of evaluating strategic alternatives for the Company.

At the effective time of the Merger, each share of Common Stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the effective time (other than shares owned by (i) the Company or any of its subsidiaries, (ii) Parent or any of its subsidiaries or (iii) shareholders who have perfected and not withdrawn a demand for appraisal rights under Oklahoma law) will be automatically cancelled and converted into the right to receive $66.50 in cash (the “Per Share Merger Consideration”), without interest.

Consummation of the Merger is subject to customary conditions, including, without limitation, (i) the approval by the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger (the “Company Shareholder Approval”), (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law, injunction, judgment or ruling that restrains or prohibits the consummation of the Merger and (iv) the approval of Oklahoma and Florida insurance regulatory authorities.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including, without limitation, covenants regarding: (i) the conduct of the business of the Company prior to the consummation of the Merger, (ii) the calling and holding of a meeting of the Company’s shareholders for the purpose of obtaining the Company Shareholder Approval and (iii) the use of its reasonable best efforts to cause the Merger to be consummated.

Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the proceeds of which will be used by Parent to pay the aggregate Per Share Merger Consideration and transaction fees and expenses. Pursuant to their equity commitments, the Sponsor has committed to capitalize Parent, at or prior to the effective time of the Merger, with an aggregate equity contribution of $229 million, on the terms and subject to the conditions set forth in the equity commitment letter dated January 30, 2011.

Macquarie Capital (USA) Inc. (“MCUSA”) and MIHI LLC (together with MCUSA, the “Lenders”) have committed to provide a $30 million senior secured revolving credit facility and a $410 million senior secured term loan, on the terms and subject to the conditions set forth in a debt commitment letter dated January 29, 2011 (the “Debt Commitment Letter”). The obligations of the Lenders to provide debt financing under the Debt Commitment Letter are subject to a number of conditions which we believe are customary for financings of this type or are otherwise similar to certain conditions in the Merger Agreement, including, without limitation, (i) consummation of the equity contribution by the Sponsor concurrently with the initial borrowing under the debt facilities; (ii) consummation of the Merger in accordance with the Merger Agreement (without giving effect to any amendments to the Merger Agreement or any waivers thereof that are materially adverse to the Lenders without the consent of the Lenders) concurrently with the initial borrowing under the debt facilities; (iii) delivery of certain customary closing documents (including, among others, a solvency certificate), specified items of collateral and certain Company financial statements, including, without limitation, pro forma financial statements and evidence that the total funded debt to pro forma earnings before interest, taxes, depreciation and amortization of the Company for the most recent twelve month period ending used to generate such pro forma financial statements of no more than 3.50 to 1.00; and (iv) expiration of a 20 consecutive business day marketing period following the delivery of certain marketing materials. The final termination date for the Debt Commitment Letter is the earlier of (a) July 31, 2011, (b) the date on which the Merger is consummated or (c) the date on which the Merger Agreement is validly terminated in accordance with its terms.

The Company is subject to customary “no-shop” restrictions that prohibit the Company or its advisors or representatives from soliciting, encouraging or facilitating alternative acquisition proposals from third parties. However, prior to receipt of the Company Shareholder Approval, these restrictions are subject to exceptions that allow the Company, under circumstances specified in the Merger Agreement, to provide information to and engage in discussions and negotiations with third parties with respect to an unsolicited alternative acquisition proposal that the Board or the Special Committee has determined could reasonably be expected to lead to a proposal for a transaction that is more favorable to the Company’s shareholders than the Merger.

The Merger Agreement contains certain termination rights for the Company and Parent. If the Merger Agreement is terminated under specified circumstances, including, without limitation, circumstances under which the Company (after complying with the requirements of the Merger Agreement) terminates the Merger Agreement in order to enter into an agreement for an unsolicited alternative transaction that the Special Committee or the Board has determined is a superior proposal (as defined in the Merger Agreement), or Parent terminates the Merger Agreement after the Board or the Special Committee withdraws or qualifies or modifies in a manner adverse to Parent or Merger Sub its recommendation of the Merger, the Company will be required to pay Parent a termination fee of $21.5 million. In addition, if the Merger Agreement is terminated under specified circumstances and, at the time of such termination, the Company is not required to pay a termination fee to Parent, the Company will be required to reimburse Parent for the transaction expenses and costs incurred by Parent and its affiliates in connection with the Merger Agreement, up to an aggregate amount not to exceed $5 million. If at a later time the Company becomes obligated to pay a termination fee to Parent, the amount of any expense reimbursement previously paid by the Company to Parent will be credited against the amount of the termination fee payable by the Company. The Merger Agreement also provides that Parent will be required to pay the Company a termination fee of $50 million if the Merger Agreement is terminated where Parent or Merger Sub is obligated, but fails to complete the Merger or otherwise breaches its obligations under the Merger Agreement under specified circumstances. The Sponsor has agreed to guarantee certain obligations of Parent under the Merger Agreement, on the terms and subject to the conditions set forth in a limited guarantee in favor of the Company dated January 30, 2011, including, without limitation, the payment of any termination fee that may become payable by Parent under the Merger Agreement.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Forward-Looking Statements

Statements in this document, other than purely historical information, regarding future plans and results constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include the ability to obtain governmental approvals of the merger on the proposed terms and schedule, the ability to obtain approval of Pre-Paid’s shareholders, the ability to satisfy the conditions in the financing commitments delivered pursuant to the Merger Agreement and other closing conditions set forth in the Merger Agreement, the possibility of the occurrence of an event that could constitute a Company Material Adverse Effect as defined in the Merger Agreement and other risks and uncertainties set forth in the reports and statements filed by us with the Securities and Exchange Commission (“SEC”). There can be no assurance that any transaction between the Company and Parent will occur, or will occur on the timetable contemplated hereby. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made herein.  The Company undertakes no duty to update any of the forward-looking statements in this document.

Additional Information and Where to Find It

In connection with the merger, Pre-Paid will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to Pre-Paid’s shareholders.  BEFORE MAKING ANY VOTING DECISION, PRE-PAID’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Pre-Paid’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov.  Pre-Paid’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Pre-Paid, Attn: Randy Harp, One Pre-Paid Way, Ada, Oklahoma 74820, telephone: (580) 436-1234, or from the investor relations section of the Company’s website, http://www.prepaidlegal.com/newCorp2/investor/investor_home.html.

Participants in Solicitation

Pre-Paid and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Pre-Paid’s shareholders with respect to the special meeting of shareholders that will be held to consider the merger. Information about Pre-Paid’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for Pre-Paid’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on March 30, 2010.  Shareholders may obtain additional information regarding the interests of the participants in the solicitation by reading the proxy statement and other relevant documents regarding the merger, when filed with the SEC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2011, the Special Committee approved and adopted technical corrections to the Amended and Restated Pre-Paid Legal Services, Inc. Change in Control Severance Plan (as amended and restated, the “Change in Control Severance Plan”) to clarify that eligible employees of the Company may receive both severance payments under the Change in Control Severance Plan and retention bonuses under the Company’s retention bonus program. A copy of the Change in Control Severance Plan is attached hereto as Exhibit 10.1.

Item 9.01.                   Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of January 30, 2011, by and among MidOcean PPL Holdings Corp., PPL Acquisition Corp. and Pre-Paid Legal Services, Inc.
10.1	Second Amended and Restated Pre-Paid Legal Services, Inc. Change in Control Severance Plan

*
Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pre-Paid Legal Services, Inc.

Date: February 3, 2011
	By:	/s/ Randy Harp
	Name:	Randy Harp
	Title:	Co-CEO, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of January 30, 2011, by and among MidOcean PPL Holdings Corp., PPL Acquisition Corp. and Pre-Paid Legal Services, Inc.
10.1	Second Amended and Restated Pre-Paid Legal Services, Inc. Change in Control Severance Plan

*
Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.